UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 3, 2004

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices including zip code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, in the second quarter of 2004, The Manitowoc Company, Inc. divested of its Delta Manlift SAS (“Delta”) subsidiary.  Consequently, beginning in the first quarter of 2004, Delta has been accounted for as a discontinued operation, and has been reflected as such in the unaudited financial statements included in Manitowoc’s Quarterly Reports on Form 10-Q for the first three quarters of 2004.  In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” financial statements for corresponding quarterly periods in fiscal 2003 have reflected the reclassification of Delta as a discontinued operation.

In the ordinary course of its financial reporting, Manitowoc would reclassify Delta’s prior year financial data in discontinued operations when preparing its 2004 audited financial statements.  Delta was acquired by Manitowoc in August 2002 as part of the acquisition of Grove Investors, Inc.   The statements of earnings and statement of cash flows for 2003 and 2002 are (and 2004 will be) affected in a non-material way by the reclassification; prior years’ are not affected. The reclassification also does not affect Manitowoc’s historical balance sheets or statements of stockholders’ equity.

At this time, Manitowoc is not yet required to prepare or file audited financial statements reclassifying Delta as a discontinued operation.  Further, Manitowoc does not believe that accounting for Delta as a discontinued operation in 2003 and 2002 makes a material difference to those years’ financial statements.  However, in the course of its proposed equity offering, Manitowoc has elected to prepare and file as an exhibit to this Report audited financial statements for 2003 and 2002 to reflect Delta as a discontinued operation.  This will facilitate making the treatment of Delta in Manitowoc’s 2003 and 2002 historical financial statements consistent with the presentation included in its 2004 quarterly financial statements and with the presentation to be included in its 2004 year end financial statements, which Manitowoc believes will assist in the comparison of its financial performance from year to year.

Audited financial statements of Manitowoc as of December 31, 2003 and 2002 and for the three years ended December 31, 2003 and management’s discussion and analysis of financial condition and results of operations are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)                      Exhibits

23.1               Consent of PricewaterhouseCoopers LLP

31                        Rule 13a – 14(a)/15d – 14(a) Certifications

32.1               Certification of CEO pursuant to 18 U.S.C. Section 1350

32.2               Certification of CFO pursuant to 18 U.S.C. Section 1350

99.1               The Manitowoc Company, Inc. audited consolidated financial statements and related notes as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

99.2               Management’s discussion and analysis of financial condition and results of operations (reflecting reclassified amounts)

99.3               Schedule II: Valuation and qualifying accounts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: December 3, 2004	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President and Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of December 3, 2004

Exhibit No.	Description	Filed/Furnished Herewith

23.1	Consent of PricewaterhouseCoopers LLP	X(1)

31	Rule 13a - 14(a)/15d - 14(a) Certifications	X(1)

32.1	Certification of CEO pursuant to 18 U.S.C. Section 1350	X(2)

32.2	Certification of CFO pursuant to 18 U.S.C. Section 1350	X(2)

99.1	The Manitowoc Company, Inc. audited consolidated financial statements and related notes as of December 31, 2003 and 2002 and for the three years ended December 31, 2003	X(1)

99.2	Management’s discussion and analysis of financial condition and results of operations	X(1)

99.3	Schedule II: Valuation and qualifying accounts	X(1)

(1)  Filed Herewith

(2)  Furnished Herewith